UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2017

This report on Form N-CSR relates solely to the Registrant’s Fidelity Real Estate High Income Fund series (the “Fund”).

Item 1.

Reports to Stockholders

Fidelity® Real Estate High Income Fund Annual Report November 30, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call (collect) 1-401-292-6402 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2017	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	5.94%	5.39%	5.39%

$1,000,000 Over 10 Years

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. CMBS ex AAA Index performed over the same period.

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2007.

Period Ending Values
$1,689,789	Fidelity® Real Estate High Income Fund
$1,029,481	Bloomberg Barclays U.S. CMBS ex AAA Index

Management's Discussion of Fund Performance

Market Recap:  Commercial mortgage-backed securities (CMBS), as measured by the Bloomberg Barclays U.S. CMBS ex AAA Index, gained 5.74% for the 12 months ending November 30, 2017. Overall, it was a much more favorable environment for these securities than the prior 12 months had been. U.S. Treasury rates in the longer maturities stabilized after surging immediately following the November 2016 U.S. presidential election, just before the start of the reporting period. This period, the bellwether 10-year U.S. Treasury note yield rose modestly, from 2.37% to 2.42%, despite greater upward pressure at the short end of the yield curve, owing to three 0.25% increases in the U.S. Federal Reserve’s key interest rate, as well as the prospect of another hike in December 2017 and more in 2018. That said, the Fed was seen to be taking a gradual approach to rate normalization, and the markets absorbed these increases with relatively little difficulty. On the corporate side, credit fundamentals remained favorable, with low delinquency and default rates, although both of these crept higher versus the previous 12 months. Commercial property fundamentals also remained in good shape, except for mid- to lower-tier malls, where the secular migration to online shopping was a drag.

Comments from Lead Portfolio Manager Stephen Rosen and Co-Portfolio Manager David Bagnani:  For the fiscal year, the fund gained 5.94%, edging the benchmark Bloomberg Barclays index. Non-benchmark exposure to CMBS with credit ratings below investment grade – particularly BB-rated securities – lifted the fund’s return versus the benchmark. After considerable investor caution regarding lower-quality debt during the prior 12 months, there was some rebound in confidence this period. In aggregate, the fund’s return from BB-rated credits was 8.09%, and they represented roughly 16% of fund holdings, which provided a meaningful performance boost. The fund’s largest absolute contributor by far was CRSTC 2002-1A D. This CDO, or collateralized debt obligation, saw its value soar after the trust received a larger-than-expected recovery from a defaulted loan. Also lifting the fund’s performance was JPMBB 15-C32 C, an investment-grade bond that rebounded after we added to this position in February at an attractive price. On the negative side, our biggest detractor in absolute terms was BACM 2008-1 D, a credit issued as the 2007–2009 Great Recession was intensifying. This security suffered from the principal loss of an underlying loan that caused our tranche to lose nearly all of its value. In the CMBS category, the price of GSMS 2012-GCJ7 F fell, reflecting the default of two loans backed by office buildings in weak markets.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of November 30, 2017
AAA,AA,A	12.8%
BBB	31.9%
BB	18.8%
B	13.6%
CCC,CC,C	3.5%
Not Rated	10.1%
Equities	2.9%
Short-Term Investments and Net Other Assets	6.4%

As of May 31, 2017
AAA,AA,A	13.5%
BBB	24.9%
BB	15.2%
B	15.5%
CCC,CC,C	2.9%
Not Rated	15.5%
Equities	3.7%
Short-Term Investments and Net Other Assets	8.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are available, we have used Fitch® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of November 30, 2017
CMOs and Other Mortgage Related Securities	78.4%
Asset-Backed Securities	3.2%
Nonconvertible Bonds	4.3%
Convertible Bonds, Preferred Stocks	2.4%
Common Stocks	0.5%
Bank Loan Obligations	4.8%
Short-Term Investments and Net Other Assets (Liabilities)	6.4%

As of May 31, 2017
CMOs and Other Mortgage Related Securities	76.9%
Asset-Backed Securities	1.7%
Nonconvertible Bonds	4.6%
Convertible Bonds, Preferred Stocks	3.5%
Common Stocks	0.2%
Bank Loan Obligations	4.3%
Short-Term Investments and Net Other Assets (Liabilities)	8.8%

Investments November 30, 2017

Showing Percentage of Net Assets

Nonconvertible Bonds - 4.3%
		Principal Amount(a)	Value
Diversified Financial Services - 0.1%
CBL & Associates LP 4.6% 10/15/24		$1,144,000	$1,028,426
Healthcare - 0.8%
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		1,720,000	1,758,700
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26		400,000	421,500
Omega Healthcare Investors, Inc. 4.95% 4/1/24		311,000	324,755
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23		3,000,000	3,097,500
Senior Housing Properties Trust 6.75% 4/15/20		3,000,000	3,200,956

TOTAL HEALTHCARE			8,803,411

Homebuilders/Real Estate - 1.8%
CalAtlantic Group, Inc. 8.375% 5/15/18		1,000,000	1,024,000
CBRE Group, Inc. 5% 3/15/23		2,325,000	2,389,305
DDR Corp.:
4.625% 7/15/22		288,000	302,115
4.7% 6/1/27		3,354,000	3,451,901
Howard Hughes Corp. 5.375% 3/15/25 (b)		3,255,000	3,344,513
Hunt Companies, Inc. 9.625% 3/1/21 (b)		4,235,000	4,446,750
iStar Financial, Inc. 6% 4/1/22		3,075,000	3,186,469
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (b)		1,170,000	1,190,475
Ventas Realty LP/Ventas Capital Corp. 4.25% 3/1/22		1,000,000	1,049,786

TOTAL HOMEBUILDERS/REAL ESTATE			20,385,314

Hotels - 1.5%
ESH Hospitality, Inc. 5.25% 5/1/25 (b)		4,250,000	4,324,375
FelCor Lodging LP 5.625% 3/1/23		755,000	777,650
Host Hotels & Resorts LP 4.75% 3/1/23		890,000	947,343
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/23		2,300,000	2,363,250
Times Square Hotel Trust 8.528% 8/1/26 (b)		7,025,764	8,228,689

TOTAL HOTELS			16,641,307

Super Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (b)		720,000	677,700
TOTAL NONCONVERTIBLE BONDS
(Cost $45,645,527)			47,536,158

Asset-Backed Securities - 3.2%
American Homes 4 Rent:
Series 2014-SFR2 Class E, 6.231% 10/17/36 (b)		672,000	751,293
Series 2014-SFR3 Class E, 6.418% 12/17/36 (b)		1,864,000	2,103,217
Series 2015-SFR1 Class E, 5.639% 4/17/52 (b)		2,557,223	2,784,943
Series 2015-SFR2:
Class E, 6.07% 10/17/45 (b)		4,476,000	4,993,979
Class XS, 0% 10/17/45 (b)(c)(d)(e)		3,230,553	32
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 1 month U.S. LIBOR + 4.200% 3.8939% 6/26/34 (b)(c)(f)		73,793	110,636
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 1 month U.S. LIBOR + 1.500% 2.7827% 3/20/50 (b)(c)(e)(f)		750,000	75
Class E, 1 month U.S. LIBOR + 2.100% 3.3827% 3/20/50 (b)(c)(e)(f)		3,000,000	300
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A Class D, 9% 12/28/35 (b)		640,177	640,561
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 5.068% 1/28/40 (b)(c)(e)(f)		2,943,827	294
Home Partners of America Credit Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.650% 3.8879% 7/17/34 (b)(c)(f)		927,000	944,341
Class F, 1 month U.S. LIBOR + 3.539% 4.7769% 7/17/34 (b)(c)(f)		1,347,000	1,378,019
Invitation Homes Trust:
Series 2015-SRF1 Class E, 1 month U.S. LIBOR + 4.300% 5.4367% 3/17/32 (b)(c)(f)		1,000,000	1,011,962
Series 2017-SFR2:
Class E, 1 month U.S. LIBOR + 2.250% 3.5% 12/17/36 (b)(c)(f)		2,064,000	2,092,158
Class F, 1 month U.S. LIBOR + 3.000% 4.25% 12/17/36 (b)(c)(f)		1,743,000	1,771,377
Merit Securities Corp. Series 13 Class M1, 7.8508% 12/28/33 (c)		1,665,000	1,711,528
Progress Residential Trust:
Series 2015-SFR3 Class F, 6.643% 11/12/32 (b)		714,000	754,997
Series 2017-SFR1 Class F, 5.35% 8/17/34 (b)		650,000	666,510
Series 2017-SFR2 Class F, 1 month U.S. LIBOR + 2.750% 4.836% 12/17/34 (b)(f)		517,000	515,448
Residential Asset Securities Corp. Series 2003-KS10 Class MI3, 6.41% 12/25/33		256,832	180,913
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 3.8367% 1/17/35 (b)(c)(f)		2,643,000	2,655,202
Class F, 1 month U.S. LIBOR + 3.400% 4.635% 1/17/35 (b)(c)(f)		3,524,000	3,523,353
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 3 month U.S. LIBOR + 2.650% 4.0414% 2/5/36 (b)(c)(e)(f)		2,787,052	209
Class E, 3 month U.S. LIBOR + 4.500% 5.8914% 2/5/36 (b)(c)(e)(f)		883,364	66
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 5.8914% 12/5/36 (b)(c)(e)(f)		5,226,492	392
Tricon American Homes Series 2017-SFR1 Class F, 5.151% 9/17/34 (b)		4,452,000	4,481,589
Tricon American Homes Trust Series 2016-SFR1 Class F, 5.769% 11/17/33 (b)		1,914,000	1,958,834
TOTAL ASSET-BACKED SECURITIES
(Cost $43,667,255)			35,032,228

Collateralized Mortgage Obligations - 1.1%
Private Sponsor - 1.1%
Countrywide Home Loans, Inc. Series 2003-R1:
Class 2B4, 3.2853% 2/25/43 (b)(c)(e)		45,887	9,792
Class 2B5, 3.2853% 2/25/43 (b)(c)		44,747	898
FREMF Mortgage Trust:
Series 2010-K6 Class B, 5.3671% 12/25/46 (b)(c)		6,045,000	6,365,815
Series 2010-K7 Class B, 5.6853% 4/25/20 (b)(c)		5,000,000	5,298,981
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B9, 1 month U.S. LIBOR + 11.950% 13.185% 6/10/35 (b)(c)(f)		101,049	60,577
RESIX Finance Ltd. floater:
Series 2004-A Class B7, 1 month U.S. LIBOR + 4.250% 5.485% 2/10/36 (b)(c)(e)(f)		42,499	3,270
Series 2004-B Class B8, 1 month U.S. LIBOR + 4.750% 5.985% 2/10/36 (b)(c)(e)(f)		42,320	672

TOTAL PRIVATE SPONSOR			11,740,005

U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates:
Class 3B3, 3.4692% 2/25/42 (b)(c)		54,006	32,642
Class 3B5, 3.4692% 2/25/42 (c)		5,267	221
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.5638% 1/25/42 (b)(c)		5,040	52
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.4621% 6/25/43 (c)(e)(g)		180,708	64,095
Class 2B5, 3.4621% 6/25/43 (c)(e)(g)		50,711	2,942

TOTAL U.S. GOVERNMENT AGENCY			99,952

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $11,099,691)			11,839,957

Commercial Mortgage Securities - 77.3%
280 Park Avenue Mortgage Trust floater Series 2017-280P Class F, 1 month U.S. LIBOR + 3.150% 4.0773% 9/15/34 (b)(c)(f)		4,423,000	4,409,716
Americold LLC Trust Series 2010-ARTA Class D, 7.443% 1/14/29 (b)		1,230,000	1,354,077
Asset Securitization Corp. Series 1997-D4 Class B5, 7.525% 4/14/29		4,476,925	4,471,429
Aventura Mall Trust Series 2013-AVM Class E, 3.7427% 12/5/32 (b)(c)		2,308,000	2,335,637
BAMLL Trust Series 2015-200P Class F, 3.5958% 4/14/33 (b)(c)		3,107,000	2,989,303
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (b)		5,301,000	4,377,015
Series 2017-BNK6 Class D, 3.1% 7/15/60 (b)		3,113,000	2,475,993
Series 2017-BNK8 Class D, 2.6% 11/15/50 (b)		3,717,000	2,830,297
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3 Class D, 3.25% 2/15/50 (b)		2,642,000	2,145,039
Bank of America Commercial Mortgage Trust Series 2015-UBS7 Class C, 4.3657% 9/15/48 (c)		1,826,000	1,883,968
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class E, 4.2844% 9/10/28 (b)(c)		7,899,000	7,662,400
BBCMS Mortgage Trust Series 2016-ETC Class D, 3.6089% 8/14/36 (b)(c)		2,100,000	1,990,187
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T22 Class B, 5.7206% 4/12/38 (b)(c)		331,807	333,108
Beckman Coulter, Inc. sequential payer Series 2000-A Class A, 7.4975% 12/15/18 (b)		4,399,719	4,424,047
BKB Commercial Mortgage Trust Series 1997-C1 Class H, 1.4872% 10/25/22 (b)(c)		17,600	16,681
BX Trust Series 2017-IMC Class F, 1 month U.S. LIBOR + 4.250% 5.489% 10/15/32 (b)(c)(f)		4,789,000	4,800,952
CCRESG Commercial Mortgage Trust Series 2016-HEAT Class E, 5.4883% 4/10/29 (b)(c)		3,478,000	3,382,541
CD Mortgage Trust Series 2017-CD3:
Class C, 4.563% 2/10/50		5,600,000	5,832,079
Class D, 3.25% 2/10/50 (b)		2,977,000	2,433,688
CG-CCRE Commercial Mortgage Trust:
Series 2014-FL1:
Class YTC2, 1 month U.S. LIBOR + 2.489% 3.7279% 6/15/31 (b)(c)(f)		2,069,872	1,945,297
Class YTC3, 1 month U.S. LIBOR + 2.489% 3.7279% 6/15/31 (b)(c)(f)		744,166	692,340
Series 2014-FL1, 1 month U.S. LIBOR + 2.489% 3.7279% 6/15/31 (b)(c)(f)		2,069,872	1,960,183
CGBAM Commercial Mortgage Trust Series 2015-SMRT:
Class E, 3.7859% 4/10/28 (b)(c)		683,000	683,061
Class F, 3.7859% 4/10/28 (b)(c)		3,987,000	3,945,131
CGDB Commercial Mortgage Trust:
1 month U.S. LIBOR + 2.500% 3.727% 5/15/30 (b)(c)(f)		1,056,000	1,057,898
Series 2017-BIO Class F, 1 month U.S. LIBOR + 3.250% 4.4844% 5/15/30 (b)(c)(f)		543,000	542,459
Chase Commercial Mortgage Securities Corp.:
Series 1998-1 Class H, 6.34% 5/18/30 (b)		284,243	291,259
Series 1998-2 Class J, 6.39% 11/18/30 (b)		1,438,248	1,430,908
Citigroup Commercial Mortgage Trust:
Series 2013-375P Class E, 3.5176% 5/10/35 (b)(c)		4,885,000	4,724,043
Series 2013-GC15 Class D, 5.0992% 9/10/46 (b)(c)		8,792,000	8,436,227
Series 2015-SHP2 Class E, 1 month U.S. LIBOR + 4.100% 5.589% 7/15/27 (b)(c)(f)		3,568,000	3,590,833
Series 2016-C3 Class D, 3% 11/15/49 (b)		5,297,000	3,983,336
Series 2016-SMPL Class E, 4.509% 9/10/31 (b)		1,722,000	1,744,581
COMM Mortgage Trust:
floater Series 2014-PAT Class E, 1 month U.S. LIBOR + 3.150% 4.385% 8/13/27 (b)(c)(f)		3,339,000	3,389,013
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (b)		5,250,000	3,930,427
Series 2012-CR1:
Class C, 5.3198% 5/15/45 (c)		2,060,000	2,174,322
Class D, 5.3198% 5/15/45 (b)(c)		6,994,000	6,831,862
Class G, 2.462% 5/15/45 (b)		966,000	582,775
Series 2012-CR5 Class D, 4.3259% 12/10/45 (b)(c)		1,550,000	1,486,689
Series 2012-LC4 Class D, 5.5887% 12/10/44 (b)(c)		7,914,000	7,119,149
Series 2013-CCRE6 Class E, 4.1266% 3/10/46 (b)(c)		189,000	150,616
Series 2013-CR10:
Class C, 4.7886% 8/10/46 (b)(c)		1,310,000	1,341,441
Class D, 4.7886% 8/10/46 (b)(c)		4,410,000	3,856,585
Series 2013-CR12 Class D, 5.0789% 10/10/46 (b)(c)		7,745,000	6,704,223
Series 2013-CR6 Class F, 4.1266% 3/10/46 (b)(c)		1,727,000	1,157,659
Series 2013-CR9 Class D, 4.2544% 7/10/45 (b)(c)		1,184,000	1,014,433
Series 2013-LC6 Class D, 4.2729% 1/10/46 (b)(c)		6,776,000	6,321,776
Series 2014-CR15 Class D, 4.7586% 2/10/47 (b)(c)		1,273,000	1,171,502
Series 2014-CR17:
Class D, 4.7986% 5/10/47 (b)(c)		3,728,000	3,287,829
Class E, 4.7986% 5/10/47 (b)(c)		662,000	459,039
Series 2014-UBS2 Class D, 5.0146% 3/10/47 (b)(c)		4,146,000	3,553,344
Series 2015-3BP Class F, 3.2384% 2/10/35 (b)(c)		5,288,000	4,763,348
Series 2015-CR23 Class CME, 3.6845% 5/10/48 (b)(c)		1,991,000	1,937,475
Series 2016-CD1 Class D, 2.7714% 8/10/49 (b)(c)		2,782,000	2,132,165
Series 2017-CD4 Class D, 3.3% 5/10/50 (b)		3,082,000	2,521,168
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (b)		1,376,000	1,098,897
Commercial Mortgage Asset Trust Series 1999-C2:
Class G, 6% 11/17/32		536,165	540,290
Class H, 6% 11/17/32 (b)		3,530,089	3,558,005
Commercial Mortgage Trust Series 2016-CD2:
Class C, 3.031% 11/10/49(c)		1,500,000	1,497,625
Class D, 2.7809% 11/10/49 (c)		2,017,000	1,577,500
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class E, 4.8405% 8/15/45 (b)(c)		6,370,000	6,177,748
Class F, 4.25% 8/15/45 (b)		7,900,000	6,402,467
Series 2014-CR2 Class G, 4.25% 8/15/45 (b)		1,868,000	1,180,568
Core Industrial Trust:
Series 2015-CALW Class G, 3.8504% 2/10/34 (b)(c)		3,107,000	3,025,735
Series 2015-TEXW Class F, 3.8487% 2/10/34 (b)(c)		2,080,000	2,048,863
Series 2015-WEST Class F, 4.2268% 2/10/37 (b)(c)		6,476,000	6,285,367
Credit Suisse First Boston Mortgage Securities Corp.:
Series 1998-C1:
Class F, 6% 5/17/40 (b)		899,328	903,094
Class H, 6% 5/17/40 (b)		2,501,042	2,006,649
Series 1998-C2 Class G, 6.75% 11/15/30 (b)		520,473	523,342
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.47% 6/15/50 (b)		3,493,000	3,159,433
Series 2017-CX10 Class UESD, 4.2366% 11/15/27 (b)(c)		2,270,000	2,192,931
Series 2017-CX9 Class D, 4.161% 9/15/50 (b)		1,938,000	1,691,538
CSMC Trust:
floater Series 2015-DEAL:
Class D, 1 month U.S. LIBOR + 3.100% 4.35% 4/15/29 (b)(c)(f)		4,500,000	4,504,214
Class E, 1 month U.S. LIBOR + 4.000% 5.25% 4/15/29 (b)(c)(f)		3,542,000	3,546,419
Class F, 1 month U.S. LIBOR + 4.750% 6% 4/15/29 (b)(c)(f)		2,721,000	2,722,702
Series 2016-MFF Class F, 1 month U.S. LIBOR + 7.250% 8.4889% 11/15/33 (b)(c)(f)		4,003,000	4,043,644
Series 2017-MOON Class E, 3.1965% 7/10/34 (b)(c)		1,534,000	1,493,489
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 4.9345% 1/10/34 (b)(c)		5,120,000	4,634,742
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.6849% 11/10/46 (b)(c)		8,929,000	9,348,025
Class F, 5.6849% 11/10/46 (b)(c)		7,806,000	7,567,666
Class G, 4.652% 11/10/46 (b)		9,378,000	8,296,040
Series 2011-LC3A Class D, 5.3403% 8/10/44 (b)(c)		4,111,000	4,277,231
Deutsche Bank Commercial Mortgage Trust Series 2016-C3 Class C, 3.494% 9/10/49 (c)		2,200,000	2,127,240
Freddie Mac:
pass-thru certificates Series K013 Class X3, 2.9089% 1/25/43 (c)(d)		5,370,000	446,800
Series KAIV Class X2, 3.6147% 6/25/46 (c)(d)		2,780,000	311,900
FREMF Mortgage Trust:
Series 2010-K9 Class B, 5.2059% 9/25/45 (b)(c)		4,544,000	4,837,940
Series 2011-K10 Class B, 4.6216% 11/25/49 (b)(c)		2,500,000	2,608,783
Series 2011-K11 Class B, 4.4237% 12/25/48 (b)(c)		3,190,000	3,329,798
GAHR Commercial Mortgage Trust Series 2015-NRF:
Class EFX, 3.3822% 12/15/34 (b)(c)		6,500,000	6,469,236
Class FFX, 3.3822% 12/15/34 (b)(c)		4,631,000	4,574,339
Class GFX, 3.3822% 12/15/34 (b)(c)		9,159,000	9,001,495
GE Capital Commercial Mortgage Corp. Series 2005-C3 Class J, 5.1001% 7/10/45 (b)(c)		855,665	551,824
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C1 Class H, 6.6% 7/15/29		1,079,694	1,037,058
Series 1997-C2:
Class G, 6.75% 4/15/29 (c)		315,062	316,104
Class H, 6.75% 4/15/29 (c)		6,130,384	4,776,670
Series 1999-C2I Class K, 6.481% 9/15/33		7,875,000	7,189,958
GP Portfolio Trust Series 2014-GPP:
Class D, 1 month U.S. LIBOR + 3.000% 4.2389% 2/15/27 (b)(c)(f)		2,691,000	2,691,835
Class E, 1 month U.S. LIBOR + 4.100% 5.3389% 2/15/27 (b)(c)(f)		1,717,000	1,684,972
Grace Mortgage Trust Series 2014-GRCE Class F, 3.5901% 6/10/28 (b)(c)		1,491,000	1,489,701
GS Mortgage Securities Corp. II Series 2010-C1:
Class D, 6.0509% 8/10/43 (b)(c)		2,450,000	2,512,206
Class F, 4% 8/10/43 (b)		1,431,000	1,003,614
GS Mortgage Securities Trust:
Series 2010-C2 Class D, 5.1829% 12/10/43 (b)(c)		4,100,000	4,168,541
Series 2011-GC3 Class D, 5.6322% 3/10/44 (b)(c)		1,239,000	1,291,335
Series 2011-GC5:
Class C, 5.3987% 8/10/44 (b)(c)		5,010,000	5,338,417
Class D, 5.3987% 8/10/44 (b)(c)		7,012,000	6,711,999
Class E, 5.3987% 8/10/44 (b)(c)		2,919,000	2,361,613
Class F, 4.5% 8/10/44 (b)		4,500,000	3,199,325
Series 2012-GC6:
Class D, 5.6522% 1/10/45 (b)(c)		3,529,000	3,378,189
Class E, 5% 1/10/45 (b)(c)		1,822,000	1,561,465
Series 2012-GC6I Class F, 5% 1/10/45 (c)		1,810,000	1,209,008
Series 2012-GCJ7:
Class C, 5.7015% 5/10/45 (c)		5,830,000	6,128,499
Class D, 5.7015% 5/10/45 (b)(c)		10,512,500	10,240,123
Class E, 5% 5/10/45 (b)		6,263,000	5,082,513
Class F, 5% 5/10/45 (b)		8,442,000	4,608,155
Series 2012-GCJ9 Class D, 4.9062% 11/10/45 (b)(c)		4,788,000	4,642,988
Series 2013-GC12 Class D, 4.4465% 6/10/46 (b)(c)		1,043,000	896,485
Series 2013-GC13 Class D, 4.2029% 7/10/46 (b)(c)		6,567,000	6,064,887
Series 2013-GC16:
Class D, 5.3271% 11/10/46 (b)(c)		4,709,000	4,488,834
Class F, 3.5% 11/10/46 (b)		3,037,000	2,154,492
Series 2016-GS2 Class C, 4.5295% 5/10/49 (c)		2,959,000	3,114,745
Series 2016-GS3 Class D, 2.728% 10/10/49 (b)		7,306,000	5,687,533
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (b)		4,683,000	4,587,935
Series 2016-RENT:
Class E, 4.0667% 2/10/29 (b)(c)		2,050,000	2,032,955
Class F, 4.0667% 2/10/29 (b)(c)		6,374,000	5,967,840
Series 2017-GS6 Class D, 3.331% 5/10/50 (b)		4,414,000	3,558,771
Hilton U.S.A. Trust:
floater Series 2014-ORL Class E, 1 month U.S. LIBOR + 3.350% 4.4889% 7/15/29 (b)(c)(f)		2,884,000	2,903,732
Series 2016-HHV Class F, 4.1935% 11/5/38 (b)(c)		4,500,000	3,517,095
Series 2016-SFP Class F, 6.0801% 11/5/35 (b)		2,207,000	2,247,385
IMT Trust Series 2017-APTS:
Class EFL, 1 month U.S. LIBOR + 2.150% 3.4003% 6/15/34 (b)(c)(f)		2,264,000	2,261,193
Class FFL, 1 month U.S. LIBOR + 2.850% 4.1003% 6/15/34 (b)(c)(f)		929,000	928,232
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22 Class D, 4.5591% 9/15/47 (b)(c)		2,472,000	2,089,502
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (b)		725,000	637,314
Series 2014-C26 Class D, 3.9244% 1/15/48 (b)(c)		2,796,000	2,336,473
Series 2015-C32 Class C, 4.6677% 11/15/48 (c)		8,179,000	8,205,942
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4619% 12/15/49 (b)		2,903,000	2,343,194
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0958% 12/15/49 (b)(c)		4,642,000	3,592,468
Series 2017-C7 Class D, 3% 10/15/50 (b)		2,177,000	1,743,434
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2003-C1 Class F, 5.483% 1/12/37 (b)(c)		621,700	615,042
Series 2009-IWST:
Class C, 7.4453% 12/5/27 (b)(c)		2,260,000	2,474,910
Class D, 7.4453% 12/5/27 (b)(c)		10,670,000	11,550,953
Series 2010-CNTR Class D, 6.1838% 8/5/32 (b)(c)		4,170,000	4,427,958
Series 2012-CBX:
Class D, 5.2124% 6/16/45 (b)(c)		4,050,000	4,076,734
Class E, 5.2124% 6/15/45 (b)(c)		3,618,000	3,591,729
Class F, 4% 6/15/45 (b)		4,494,000	3,614,943
Class G 4% 6/15/45 (b)		4,957,000	2,734,073
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2004-CBX Class D, 5.097% 1/12/37 (c)		1,215,000	1,237,275
Series 2005-LDP2:
Class E, 4.981% 7/15/42 (c)		348,329	356,488
Class F, 5.01% 7/15/42 (c)		811,000	811,872
Series 2011-C3:
Class E, 5.6146% 2/15/46 (b)(c)		2,903,000	2,887,801
Class H, 4.409% 2/15/46 (b)(c)		3,147,000	2,291,857
Series 2011-C4:
Class E, 5.5344% 7/15/46 (b)(c)		6,160,000	6,294,135
Class F, 3.873% 7/15/46 (b)		555,000	513,305
Class H, 3.873% 7/15/46 (b)		3,221,000	2,297,704
Class NR, 3.873% 7/15/46 (b)		1,588,500	990,384
Class TAC1, 7.99% 7/15/46 (b)		3,025,496	3,023,263
Class TAC2, 7.99% 7/15/46 (b)		3,196,000	3,180,047
Series 2011-C5:
Class C, 5.4077% 8/15/46 (b)(c)		3,424,234	3,651,980
Class D, 5.4077% 8/15/46 (b)(c)		2,000,000	2,008,449
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (c)		201,000	202,318
Class D, 4.2029% 4/15/46 (c)		4,395,000	4,077,969
Class E, 3.25% 4/15/46 (b)(c)		104,000	76,682
Class F, 3.25% 4/15/46 (b)(c)(e)		7,077,000	4,053,524
Series 2014-DSTY:
Class D, 3.8046% 6/10/27 (b)(c)		3,858,000	3,729,436
Class E, 3.8046% 6/10/27 (b)(c)		4,173,000	3,951,316
Series 2015-UES Class F, 3.621% 9/5/32 (b)(c)		5,061,000	4,964,192
JPMorgan Commercial Mortgage Finance Corp. Series 1999-C8 Class H, 6% 7/15/31 (b)		181,478	162,751
Ladder Capital Commercial Mortgage Securities Trust Series 2014-909 Class E, 3.8979% 5/15/31 (b)(c)		5,117,000	4,981,334
LB Commercial Conduit Mortgage Trust Series 1998-C1 Class K, 6.3% 2/18/30 (b)		771,755	829,636
Liberty Street Trust Series 2016-225L:
Class D, 4.6485% 2/10/36 (b)(c)		2,459,000	2,608,943
Class E, 4.6485% 2/10/36 (b)(c)		2,478,000	2,468,625
LSTAR Commercial Mortgage Trust Series 2014-2:
Class D, 4.8757% 1/20/41 (b)(c)		1,228,000	1,229,214
Class E, 4.8757% 1/20/41 (b)(c)		1,913,000	1,775,924
Mach One Trust LLC Series 2004-1A:
Class L, 5.45% 5/28/40 (b)(c)		1,393,000	1,373,637
Class M, 5.45% 5/28/40 (b)(c)		1,533,000	1,438,874
Merrill Lynch Mortgage Investors Trust Series 1997-C2 Class F, 6.25% 12/10/29 (c)		816,415	812,686
Merrill Lynch Mortgage Trust Series 2006-C1 Class AJ, 5.5659% 5/12/39 (c)		1,368,526	1,377,501
Mezz Capital Commercial Mortgage Trust:
Series 2004-C1 Class IO, 9.321% 1/15/37 (b)(c)(d)		17,341	130
Series 2004-C2 Class D, 7.347% 10/15/40 (b)(e)		689,797	6,430
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31 (b)		2,000,000	1,926,329
Series 2012-C5 Class E, 4.6878% 8/15/45 (b)(c)		1,067,000	1,060,312
Series 2012-C6 Class D, 4.5955% 11/15/45 (b)(c)		4,361,000	4,329,743
Series 2013-C12 Class D, 4.764% 10/15/46 (b)(c)		4,798,000	4,585,032
Series 2013-C13:
Class D, 4.8897% 11/15/46 (b)(c)		5,023,000	4,731,445
Class E, 4.8897% 11/15/46 (b)(c)		2,000,000	1,580,629
Series 2013-C7:
Class D, 4.2588% 2/15/46 (b)(c)		5,751,000	5,249,693
Class E, 4.2588% 2/15/46 (b)(c)		1,580,000	1,218,030
Series 2013-C8 Class D, 4.0613% 12/15/48 (b)(c)		2,260,000	2,057,121
Series 2013-C9:
Class C, 4.0475% 5/15/46 (c)		3,784,000	3,762,510
Class D, 4.1355% 5/15/46 (b)(c)		5,331,000	4,898,466
Series 2016-C30:
Class C, 4.1319% 9/15/49 (c)		1,722,000	1,714,280
Class D, 3% 9/15/49 (b)		1,879,000	1,398,395
Series 2016-C31 Class D, 3% 11/15/49 (b)(c)		2,945,000	2,123,042
Series 2016-C32:
Class C, 4.296% 12/15/49		2,000,000	2,029,584
Class D, 3.396% 12/15/49 (b)		3,703,000	2,763,104
Series 2017-C33 Class D, 3.25% 5/15/50 (b)		3,520,000	2,864,153
Morgan Stanley Capital I Trust:
sequential payer Series 2012-C4 Class E, 5.4206% 3/15/45 (b)(c)		5,018,000	4,446,439
Series 1997-RR Class F, 7.51% 4/30/39 (b)(c)		156,069	155,601
Series 1998-CF1 Class G, 7.35% 7/15/32 (b)		656,135	635,991
Series 1999-WF1:
Class N, 5.91% 11/15/31 (b)		1,156,748	1,154,145
Class O, 5.91% 11/15/31 (b)		1,199,225	1,131,123
Series 2004-IQ7 Class G, 5.2267% 6/15/38 (b)(c)		967,715	971,314
Series 2011-C1:
Class D, 5.4142% 9/15/47 (b)(c)		10,522,000	11,112,332
Class E, 5.4142% 9/15/47 (b)(c)		1,500,000	1,583,279
Series 2011-C2:
Class D, 5.4831% 6/15/44 (b)(c)		6,316,000	6,500,716
Class E, 5.4831% 6/15/44 (b)(c)		4,900,000	4,644,203
Class F, 5.4831% 6/15/44 (b)(c)		3,620,000	2,969,462
Series 2011-C3:
Class C, 5.1549% 7/15/49 (b)(c)		1,920,000	2,033,529
Class D, 5.1549% 7/15/49 (b)(c)		7,530,000	7,742,596
Class E, 5.1549% 7/15/49 (b)(c)		3,134,000	3,048,185
Class F, 5.1549% 7/15/49 (b)(c)		696,000	644,590
Class G, 5.1549% 7/15/49 (b)(c)		4,040,000	3,225,481
Series 2012-C4:
Class D, 5.4206% 3/15/45 (b)(c)		1,950,000	1,999,603
Class F, 3.07% 3/15/45 (b)		1,500,000	1,085,194
Series 2014-150E:
Class C, 4.295% 9/9/32 (b)(c)		2,867,000	3,002,006
Class F, 4.295% 9/9/32 (b)(c)		2,900,000	2,866,116
Series 2014-CPT Class F, 3.4455% 7/13/29 (b)(c)		4,412,000	4,373,790
Series 2015-MS1:
Class C, 4.03% 5/15/48 (c)		3,074,000	3,019,613
Class D, 4.1643% 5/15/48 (b)(c)		5,162,000	4,415,924
Series 2015-UBS8 Class D, 3.18% 12/15/48 (b)		3,409,000	2,701,211
Series 2016-BNK2 Class C, 3% 11/15/49 (b)		5,410,000	4,331,090
Series 2017-CLS Class F, 1 month U.S. LIBOR + 2.600% 3.7% 11/15/34 (b)(c)(f)		1,100,000	1,100,000
Morgan Stanley Dean Witter Capital I Trust Series 2001-TOP3 Class E, 7.5788% 7/15/33 (b)(c)		723,582	743,761
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.927% 8.1649% 8/15/19 (b)(c)(f)		1,673,642	1,698,715
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 5.4889% 8/15/34 (b)(c)(f)		12,447,756	12,502,112
MSCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (b)		8,809,000	8,916,515
Class E, 6.8087% 11/15/34 (b)		2,439,000	2,315,787
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (b)(c)		1,217,000	1,162,304
NationsLink Funding Corp. Series 1999-LTL1 Class D, 6.45% 1/22/26 (b)		1,465,821	1,507,810
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (b)		2,656,467	3,250,452
Real Estate Asset Liquidity Trust:
Series 2006-2:
Class J, 4.456% 9/12/38 (b)	CAD	249,318	192,031
Class K, 4.456% 9/12/38 (b)	CAD	195,000	149,647
Class L, 4.456% 9/12/38 (b)	CAD	281,000	214,546
Class M, 4.456% 9/12/38 (b)	CAD	1,134,647	850,491
Series 2007-1 Class M, 4.57% 4/12/23	CAD	1,208,396	924,587
SCG Trust Series 2013-SRP1 Class D, 1 month U.S. LIBOR + 3.344% 4.594% 11/15/26 (b)(c)(f)		6,931,000	6,374,336
Starwood Retail Property Trust Series 2014-STAR Class D, 1 month U.S. LIBOR + 3.250% 4.4889% 11/15/27 (b)(c)(f)		5,526,000	5,369,593
TIAA Seasoned Commercial Mortgage Trust:
sequential payer Series 2007-C4 Class AJ, 5.4756% 8/15/39 (c)		413,547	416,931
Series 2007-C4 Class F, 5.4756% 8/15/39 (c)		5,345,000	4,936,444
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.5455% 5/10/45 (b)(c)		5,491,000	5,509,024
Class E, 5% 5/10/45 (b)(c)		2,294,000	1,948,168
Class F, 5% 5/10/45 (b)(c)		2,982,000	2,032,782
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.238% 6/10/30 (b)(c)		1,550,000	1,521,624
Series 2012-WRM Class C, 4.238% 6/10/30 (b)(c)		1,000,000	982,088
Wells Fargo Commercial Mortgage Trust:
Series 2010-C1 Class XB, 0.5836% 11/15/43 (b)(c)(d)		26,055,541	416,235
Series 2012-LC5:
Class D, 4.7649% 10/15/45 (b)(c)		7,342,000	6,660,089
Class E, 4.7649% 10/15/45 (b)(c)		1,261,000	1,012,868
Series 2013-LC12 Class C, 4.2943% 7/15/46 (c)		3,238,000	3,243,556
Series 2015-NXS4 Class E, 3.6007% 12/15/48 (b)(c)		2,457,000	1,814,443
Series 2016-BNK1 Class D, 3% 8/15/49 (b)		1,832,000	1,467,711
Series 2016-C35 Class D, 3.142% 7/15/48 (b)		6,557,000	4,711,387
Series 2016-LC25 Class C, 4.4363% 12/15/59 (c)		2,200,000	2,169,002
Series 2016-NXS6 Class D, 3.059% 11/15/49 (b)		5,102,000	3,852,409
Series 2017-C38 Class D, 3% 7/15/50 (b)(c)		5,529,000	4,365,795
Series 2017-RB1 Class D, 3.401% 3/15/50 (b)		2,189,000	1,801,122
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (b)		1,502,600	998,654
Series 2011-C3:
Class C, 5.335% 3/15/44 (b)		2,240,000	2,346,410
Class D, 5.6402% 3/15/44 (b)(c)		3,984,000	3,484,782
Class E, 5% 3/15/44 (b)		1,510,000	1,227,305
Class F, 5% 3/15/44 (b)		2,907,350	1,923,619
Series 2011-C4:
Class D, 5.247% 6/15/44 (b)(c)		1,940,000	1,903,600
Class E, 5.247% 6/15/44 (b)(c)		2,554,000	2,246,584
Series 2011-C5:
Class C, 5.6712% 11/15/44 (b)(c)		1,670,000	1,809,337
Class D, 5.6712% 11/15/44 (b)(c)		3,575,000	3,683,918
Class E, 5.6712% 11/15/44 (b)(c)		4,450,655	4,524,539
Class F, 5.25% 11/15/44 (b)(c)		4,587,000	3,986,656
Class G, 5.25% 11/15/44 (b)(c)		1,507,150	1,229,471
Series 2012-C10:
Class E, 4.448% 12/15/45 (b)(c)		5,765,000	4,353,544
Class F, 4.448% 12/15/45 (b)(c)		7,537,000	4,162,979
Series 2012-C6 Class D, 5.5801% 4/15/45 (b)(c)		3,250,000	3,204,718
Series 2012-C7:
Class C, 4.8259% 6/15/45 (c)		3,793,000	3,850,852
Class E, 4.8259% 6/15/45 (b)(c)		4,374,000	3,718,742
Class F, 4.5% 6/15/45 (b)		1,765,000	1,314,832
Class G, 4.5% 6/15/45 (b)		5,063,750	3,201,267
Series 2012-C8:
Class D, 4.8938% 8/15/45 (b)(c)		1,000,000	988,902
Class E, 4.8938% 8/15/45 (b)(c)		1,400,000	1,352,455
Series 2013-C11:
Class D, 4.2082% 3/15/45 (b)(c)		2,240,000	2,045,376
Class E, 4.2082% 3/15/45 (b)(c)		6,000,000	4,650,409
Series 2013-C13 Class D, 4.1386% 5/15/45 (b)(c)		1,800,000	1,661,583
Series 2013-C16 Class D, 4.9797% 9/15/46 (b)(c)		801,000	760,373
Series 2013-UBS1 Class D, 4.6243% 3/15/46 (b)(c)		3,168,000	2,943,520
WFCG Commercial Mortgage Trust floater Series 2015-BXRP:
Class F, 1 month U.S. LIBOR + 3.721% 4.9592% 11/15/29 (b)(c)(f)		4,379,481	4,387,217
Class G, 1 month U.S. LIBOR + 3.001% 4.2589% 11/15/29 (b)(c)(f)		1,867,968	1,841,542
Worldwide Plaza Trust Series 2017-WWP Class F, 3.5955% 11/10/36 (b)(c)		3,195,000	2,819,207
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (b)(c)		1,966,000	1,513,709
Class PR2, 3.516% 6/5/35 (b)(c)		5,227,000	3,806,145
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $847,558,482)			852,524,898
		Shares	Value

Common Stocks - 0.5%
Homebuilders/Real Estate - 0.5%
Spirit Realty Capital, Inc.		350,000	2,989,000
Store Capital Corp.		100,000	2,582,000
TOTAL HOMEBUILDERS/REAL ESTATE
(Cost $5,033,413)			5,571,000

Preferred Stocks - 2.4%
Convertible Preferred Stocks - 0.4%
Homebuilders/Real Estate - 0.4%
Alexandria Real Estate Equities, Inc. Series D, 7.00%		64,000	2,360,000
RLJ Lodging Trust		84,700	2,327,556
			4,687,556
Nonconvertible Preferred Stocks - 2.0%
Diversified Financial Services - 0.3%
American Homes 4 Rent Series D, 6.50%		103,400	2,822,820
Homebuilders/Real Estate - 1.7%
Annaly Capital Management, Inc. Series C, 7.625%		48,000	1,213,440
Cedar Realty Trust, Inc.:
Series B, 7.25%		13,018	328,117
Series C 6.50%		42,000	1,060,500
CYS Investments, Inc. Series B, 7.50%		80,500	1,998,815
DDR Corp. Series K, 6.25%		90,662	2,291,935
MFA Financial, Inc. Series B, 7.50%		96,700	2,449,411
National Storage Affiliates Trust Series A 6.00% (h)		15,690	401,664
Public Storage Series F 5.15%		99,544	2,521,450
Retail Properties America, Inc. Series A, 7.00%		135,649	3,438,702
Rexford Industrial Realty, Inc. Series B 5.875% (h)		67,158	1,676,935
Taubman Centers, Inc. Series J, 6.50%		66,277	1,676,808
			19,057,777

TOTAL NONCONVERTIBLE PREFERRED STOCKS			21,880,597

TOTAL PREFERRED STOCKS
(Cost $24,972,245)			26,568,153
		Principal Amount	Value

Bank Loan Obligations - 4.8%
Air Transportation - 0.2%
Hanjin International Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.8539% 10/18/20 (c)(f)		2,545,000	2,545,000
Diversified Financial Services - 0.4%
Extell Boston 5.154% 8/31/21 (c)		4,525,116	4,540,954
Food & Drug Retail - 0.4%
Albertson's LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3297% 12/21/22 (c)(f)		4,203,081	4,082,915
Homebuilders/Real Estate - 2.2%
Americold Realty Operating Partnership LP Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.0998% 12/1/22 (c)(f)		3,739,962	3,772,686
Capital Automotive LP:
Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.35% 3/24/25 (c)(f)		3,643,825	3,734,921
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.8498% 3/24/24 (c)(f)		670,000	671,340
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.6935% 11/4/21 (c)(f)		2,388,350	2,346,554
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 2.9461% 2/6/22 (c)(e)(f)		5,000,000	4,837,500
iStar Financial, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.2647% 10/1/21 (c)(f)		4,107,871	4,133,545
Simply Storage Management LLC 8.2375% 9/6/21 (c)(e)		5,530,000	5,530,000

TOTAL HOMEBUILDERS/REAL ESTATE			25,026,546

Hotels - 1.4%
ESH Hospitality, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.7423% 8/30/23 (c)(f)		2,134,428	2,137,395
Hilton Worldwide Finance LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.000% 3.3275% 10/25/23 (c)(f)		4,844,950	4,867,770
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3 month U.S. LIBOR + 2.750% 4.1092% 4/14/21 (c)(f)		5,829,666	5,850,070
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.3699% 4/27/24 (c)(f)		1,143,563	1,147,565
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3.67% 5/11/24 (c)(f)		1,179,075	1,186,444

TOTAL HOTELS			15,189,244

Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.7288% 6/23/23 (c)(f)		2,291,094	2,087,186
TOTAL BANK LOAN OBLIGATIONS
(Cost $53,509,026)			53,471,845

Preferred Securities - 0.0%
Homebuilders/Real Estate - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (b)(e)		3,000,000	540,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (b)(e)		3,100,000	310
TOTAL HOMEBUILDERS/REAL ESTATE
(Cost $6,004,704)			540,310
		Shares	Value

Money Market Funds - 6.3%
Fidelity Cash Central Fund, 1.13% (i)
(Cost $69,165,145)		69,150,159	69,163,989
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,106,655,488)			1,102,248,538
NET OTHER ASSETS (LIABILITIES) - 0.1%			857,120
NET ASSETS - 100%			$1,103,105,658

Currency Abbreviations

CAD – Canadian dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $832,405,591 or 75.5% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (e) Level 3 security

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $67,037 or 0.0% of net assets.

 (h) Non-income producing

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B4, 3.4621% 6/25/43	9/29/03	$73,384
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B5, 3.4621% 6/25/43	9/29/03	$6,922

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$697,768
Total	$697,768

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$5,661,666	$5,661,666	$--	$--
Real Estate	26,477,487	21,789,931	4,687,556	--
Corporate Bonds	47,536,158	--	47,536,158	--
Asset-Backed Securities	35,032,228	--	35,030,860	1,368
Collateralized Mortgage Obligations	11,839,957	--	11,759,186	80,771
Commercial Mortgage Securities	852,524,898	--	848,464,944	4,059,954
Bank Loan Obligations	53,471,845	--	43,104,345	10,367,500
Preferred Securities	540,310	--	--	540,310
Money Market Funds	69,163,989	69,163,989	--	--
Total Investments in Securities:	$1,102,248,538	$96,615,586	$990,583,049	$15,049,903

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$26,457,073
Net Realized Gain (Loss) on Investment Securities	(2,502,954)
Net Unrealized Gain (Loss) on Investment Securities	1,064,304
Cost of Purchases	--
Proceeds of Sales	(3,752,622)
Amortization/Accretion	138,854
Transfers into Level 3	--
Transfers out of Level 3	(17,344,701)
Ending Balance	$4,059,954
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2017	$149,426
Other Investments in Securities
Beginning Balance	$6,283,231
Net Realized Gain (Loss) on Investment Securities	(784,997)
Net Unrealized Gain (Loss) on Investment Securities	1,237,235
Cost of Purchases	5,424,469
Proceeds of Sales	(154,662)
Amortization/Accretion	(560,504)
Transfers into Level 3	13,631
Transfers out of Level 3	(468,454)
Ending Balance	$10,989,949
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2017	$500,815

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for these securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,037,490,343)	$1,033,084,549
Fidelity Central Funds (cost $69,165,145)	69,163,989
Total Investment in Securities (cost $1,106,655,488)		$1,102,248,538
Cash		5,439
Receivable for investments sold		587,362
Dividends receivable		68,203
Interest receivable		4,616,464
Distributions receivable from Fidelity Central Funds		62,156
Prepaid expenses		2,199
Other receivables		317
Total assets		1,107,590,678
Liabilities
Payable for investments purchased	$3,364,312
Distributions payable	251,523
Accrued management fee	650,304
Other affiliated payables	52,071
Other payables and accrued expenses	166,810
Total liabilities		4,485,020
Net Assets		$1,103,105,658
Net Assets consist of:
Paid in capital		$1,123,968,048
Undistributed net investment income		2,745,679
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(19,201,011)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,407,058)
Net Assets, for 128,308,523 shares outstanding		$1,103,105,658
Net Asset Value, offering price and redemption price per share ($1,103,105,658 ÷ 128,308,523 shares)		$8.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2017
Investment Income
Dividends		$2,546,090
Interest		59,621,803
Income from Fidelity Central Funds		697,768
Total income		62,865,661
Expenses
Management fee	$7,631,723
Transfer agent fees	161,652
Accounting fees and expenses	449,921
Custodian fees and expenses	20,107
Independent trustees' fees and expenses	4,154
Audit	348,381
Legal	6,459
Miscellaneous	9,043
Total expenses before reductions	8,631,440
Expense reductions	(13,294)	8,618,146
Net investment income (loss)		54,247,515
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(325,966)
Fidelity Central Funds	5,081
Foreign currency transactions	(210,219)
Total net realized gain (loss)		(531,104)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,602,985
Fidelity Central Funds	(5,082)
Assets and liabilities in foreign currencies	(145)
Total change in net unrealized appreciation (depreciation)		7,597,758
Net gain (loss)		7,066,654
Net increase (decrease) in net assets resulting from operations		$61,314,169

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2017	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,247,515	$54,135,570
Net realized gain (loss)	(531,104)	(1,612,440)
Change in net unrealized appreciation (depreciation)	7,597,758	(39,373,181)
Net increase (decrease) in net assets resulting from operations	61,314,169	13,149,949
Distributions to shareholders from net investment income	(50,959,518)	(47,734,877)
Share transactions
Proceeds from sales of shares	78,799,000	152,302,000
Reinvestment of distributions	48,189,200	44,613,666
Cost of shares redeemed	(67,468,713)	(181,272,137)
Net increase (decrease) in net assets resulting from share transactions	59,519,487	15,643,529
Total increase (decrease) in net assets	69,874,138	(18,941,399)
Net Assets
Beginning of period	1,033,231,520	1,052,172,919
End of period	$1,103,105,658	$1,033,231,520
Other Information
Undistributed net investment income end of period	$2,745,679	$879,475
Shares
Sold	9,157,768	17,689,948
Issued in reinvestment of distributions	5,595,916	5,176,977
Redeemed	(7,835,017)	(21,071,193)
Net increase (decrease)	6,918,667	1,795,732

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate High Income Fund

Years ended November 30,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$8.51	$8.80	$8.99	$8.77	$8.72
Income from Investment Operations
Net investment income (loss)A	.433	.451	.539	.560	.542
Net realized and unrealized gain (loss)	.064	(.343)	(.190)	.205	.048
Total from investment operations	.497	.108	.349	.765	.590
Distributions from net investment income	(.407)	(.398)	(.462)	(.495)	(.505)
Distributions from net realized gain	–	–	(.050)	(.050)	(.035)
Tax return of capital	–	–	(.027)	–	–
Total distributions	(.407)	(.398)	(.539)	(.545)	(.540)
Net asset value, end of period	$8.60	$8.51	$8.80	$8.99	$8.77
Total ReturnB	5.94%	1.26%	3.96%	8.98%	6.96%
Ratios to Average Net AssetsC,D
Expenses before reductions	.80%	.80%	.80%	.81%	.83%
Expenses net of fee waivers, if any	.80%	.80%	.80%	.81%	.83%
Expenses net of all reductions	.80%	.80%	.80%	.81%	.83%
Net investment income (loss)	5.03%	5.23%	6.05%	6.31%	6.18%
Supplemental Data
Net assets, end of period (000 omitted)	$1,103,106	$1,033,232	$1,052,173	$953,814	$877,459
Portfolio turnover rateE	18%	19%	20%	20%	22%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2017

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The Fund attempts to obtain prices from one or more third party pricing vendors or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single third party pricing vendor or broker, and the values reflected may differ from the amount that would be realized if the securities were sold.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2017, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain conversion ratio adjustments, capital loss carryforwards and expiring capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,503,746
Gross unrealized depreciation	(41,123,438)
Net unrealized appreciation (depreciation)	$(3,619,692)
Tax Cost	$1,105,868,230

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,602,432
Capital loss carryforward	$(19,845,015)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,619,800)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$(15,362,164)
Total with expiration	$(15,362,164)
No expiration
Short-term	$(2,165,715)
Long-term	(2,317,136)
Total no expiration	$(4,482,851)
Total capital loss carryforward	$(19,845,015)

The tax character of distributions paid was as follows:

	November 30, 2017	November 30, 2016
Ordinary Income	$50,959,518	$ 47,734,877

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $220,809,280 and $183,407,312, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .02% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $86 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,420 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $793 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $6,335.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $6,166.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 32% of the total outstanding shares of the Fund.

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series I) as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Real Estate High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 23, 2018

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity (collect) at 1-401-292-6402.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 to November 30, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period-B June 1, 2017 to November 30, 2017
Actual	.79%	$1,000.00	$1,019.90	$4.00
Hypothetical-C		$1,000.00	$1,021.11	$4.00

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $44,796,802 of distributions paid during the period January 1, 2017 to November 30, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate High Income Fund

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2016. The Board considered that the fund is a specialized institutional product that, unlike the majority of funds in its peer group, primarily invests in lower quality commercial mortgage-backed securities and other real estate-related investments, which require significant proprietary research and investment expertise. FMR has not identified any other similar, publicly-available open-end funds.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The fund is above the median due to the fund's higher than standard management fee, which reflects the fund's specialized investment strategy as discussed above.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although above the median of the universe presented for comparison, the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

REHI-ANN-0118
1.734092.118

Item 2.

Code of Ethics

As of the end of the period, November 30, 2017, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Real Estate High Income Fund (the “Fund”):

Services Billed by PwC

November 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$293,000	$26,300	$8,500	$12,600

November 30, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate High Income Fund	$293,000	$27,700	$6,900	$13,100

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2017A	November 30, 2016A
Audit-Related Fees	$9,220,000	$5,315,000
Tax Fees	$150,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	November 30, 2017A	November 30, 2016A,B
PwC	$12,675,000	$6,650,000

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for the Fund provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 25, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	January 25, 2018